SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2003
                               (February 1, 2002)
                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES LMG-1)
             (Exact name of registrant as specified in its charter)

            DELAWARE                                  333-64767-08                               13-3891329
 (State or other jurisdiction of                (Commission File Number)                      (I.R.S. Employer
          incorporation)                                                                    Identification No.)



   WORLD FINANCIAL CENTER,                                                                         10080
     NEW YORK, NEW YORK                                                                          (Zip Code)
 (Address of principal executive
            offices)

       Registrant's telephone number, including area code: (212) 449-1000
                      INFORMATION TO BE INCLUDED IN REPORT

EXPLANATORY PARAGRAPH

This current Report on Form 8-K/A amends and supercedes Exhibit 99.1 to the current report on Form 8-K dated February 1, 2002 and Exhibit 99.1 to the current report on Form 8-K dated August 1, 2002 and corrects certain clerical errors present in those exhibits.

ITEM 1.        CHANGES IN CONTROL OF REGISTRANT

               Not Applicable

ITEM 2.        ACQUISITION OF DISPOSITION OF ASSETS

               Not Applicable

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP

               Not Applicable

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               Not Applicable

ITEM 5.        OTHER EVENTS

               99.1 Distribution to holders of the Preferred Plus Trust Series LMG-1 on February 1, 2002.

               99.2 Distribution to holders of the Preferred Plus Trust Series LMG-1 on August 1, 2002.

ITEM 6.        RESIGNATION OF REGISTRANT'S DIRECTORS

               Not Applicable

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (a)    Financial statements of business acquired.

                      Not applicable

               (b)    Pro forma financial information.

                      Not Applicable

               (c)    Exhibits.

                   99.1 Trustee's report in respect of the February 1, 2002 distribution to holders of the Preferred Plus Trust Series LMG-1

                   99.2 Trustee's report in respect of the August 1, 2002 distribution to holders of the Preferred Plus Trust Series LMG-1

ITEM 8.        CHANGE IN FISCAL YEAR

               Not Applicable

ITEM 9.        SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

               Not Applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  03/28/03
                                         MERRILL LYNCH DEPOSITOR, INC.
                                         By:  /s/ Barry N. Finkelstein
                                              Name:   Barry N. Finkelstein
                                              Title:  President

               EXHIBIT INDEX

               99.1 Trustee's report in respect of the February 1, 2002 distribution to holders of the Preferred Plus Trust Series LMG-1.

               99.2 Trustee's report in respect of the August 1, 2002 distribution to holders of the Preferred Plus Trust Series LMG-1.